NEWS RELEASE

For Immediate Release

Investor Relations	Media
Contact: Paul McDonough	Carmen Duarte
Phone: 952.852.6020	781.332.7268
Email: ir@onebeacon.com	cduarte@onebeacon.com
Website: www.onebeacon.com

ONEBEACON REPORTS $11.71 BOOK VALUE PER SHARE

HAMILTON, Bermuda (October 29, 2014) - OneBeacon Insurance Group, Ltd. (NYSE: OB) today reported book value per share of $11.71, reflecting no change in the third quarter and an increase of 6.7% through the first nine months of 2014, including dividends.
Mike Miller, CEO of OneBeacon, said, “Our book value was unchanged in the quarter driven by flat investment returns. Our 95% combined ratio reflects continued strong underwriting results for most of our business units. Through nine months, book value increased 7% due to solid underwriting and investments results. We are on track to close the runoff sale during the fourth quarter.”
OneBeacon reported a comprehensive loss of $1 million for the third quarter of 2014, compared to comprehensive income of $39 million for the third quarter of 2013. Third quarter operating income was $17 million or $0.17 per share for the third quarter of 2014, compared to $28 million or $0.29 per share for the third quarter of last year. The third quarter of 2014 comprehensive loss includes a $7 million after-tax increase in the estimated loss on sale of discontinued operations. The prior year third quarter comprehensive income and operating income included a $7 million tax benefit from the reduction of a valuation allowance and $4 million of other revenues (pre‐tax) related to the extension of a transition services agreement.

For the nine months ended September 30, 2014, the company reported $71 million of comprehensive income, compared to $105 million for the first nine months of 2013. Operating income was $63 million or $0.67 per share for the first nine months of 2014, compared to $91 million or $0.97 per share through the nine months of 2013. Operating income is a non-GAAP financial measure, which is explained later in this release.
Insurance Operations: OneBeacon's combined ratio was 95.3% for the third quarter and 94.4% for the first nine months of 2014, compared to 96.1% and 92.8% for the corresponding periods of 2013. Third quarter results reflect a higher loss ratio, including unfavorable loss reserve development in the Professional Insurance business. For the first nine months of 2014, a few large claims in both the current and prior accident years contributed to a higher loss ratio compared to 2013. Both the third quarter and first nine months of 2014 reported lower expense ratios compared to the corresponding periods in 2013. Unfavorable loss reserve development contributed 2.4 points for the third quarter and 1.7 points for the first nine months of 2014, compared to 1.4 points and zero points for the same periods in 2013.
Net written premiums were $346 million for the third quarter of 2014, an increase of 10% compared to the third quarter of 2013, or 9% after adjusting for a $6 million increase in net written premiums related to the company’s newer Crop, Programs and Surety businesses. Through the first nine months of 2014, net written premiums were $953 million, an increase of 15% compared to the same period last year, or 7% after adjusting for a $71 million increase in net written premiums related to the newer businesses referenced above.
Investment Results: OneBeacon’s third quarter 2014 total return on invested assets was (0.1)% compared to 1.1% for the third quarter of 2013. These pre-tax results included a net realized and unrealized investment loss of $16 million and net investment income of $10 million, compared to net realized and unrealized investment gains of $17 million and net investment income of $10 million for the third quarter of 2013.
Through the first nine months of the year, the total return on invested assets was 2.4% compared to 2.2% through September 30, 2013. These results included net realized and unrealized investment gains of $25 million and net investment income of $32 million, compared to net realized and unrealized investment gains of $20 million and net investment income of $31 million for the first nine months of 2013.

About OneBeacon: OneBeacon Insurance Group, Ltd. is a Bermuda-domiciled holding company that is publicly traded on the New York Stock Exchange under the symbol “OB.” OneBeacon’s underwriting companies offer a range of specialty insurance products sold through independent agencies, regional and national brokers, wholesalers and managing general agencies. Each business is managed by an experienced team of specialty insurance professionals focused on a specific customer group or industry segment, and providing distinct products and tailored coverages and services. OneBeacon’s solutions target ocean and inland marine; entertainment, sports and leisure; group accident; crop; public entities; technology; tuition refund; professional liability; environmental; excess property; programs; and commercial surety. For further information about our products and services visit: www.onebeacon.com and to remain up to date on OneBeacon’s news, follow us on Twitter @OneBeaconIns or visit our online newsroom: www.onebeacon.com/newsroom.

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ONEBEACON INSURANCE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
($ in millions)
(Unaudited)

	September 30,	December 31,
	2014	2013
Assets
Investment securities:
Fixed maturity investments	$1,715.7	$1,700.9
Short-term investments	238.4	157.0
Common equity securities	315.5	336.9
Convertible fixed maturity investments	17.3	30.5
Other investments	134.8	139.6
Total investment securities	2,421.7	2,364.9
Cash	187.5	168.1
Reinsurance recoverables	114.1	89.9
Premiums receivable	283.7	228.2
Deferred acquisition costs	121.8	103.7
Net deferred tax asset	86.7	90.6
Investment income accrued	9.3	10.1
Accounts receivable on unsettled investment sales	22.0	3.3
Other assets	307.2	272.7
Assets held for sale (1)	1,699.2	1,880.1
Total assets	$5,253.2	$5,211.6

Liabilities
Unpaid loss and loss adjustment expense reserves	$1,159.6	$1,054.3
Unearned premiums	625.2	544.9
Debt	274.7	274.7
Accounts payable on unsettled investment purchases	23.5	11.6
Other liabilities	352.1	338.6
Liabilities held for sale (1)	1,699.2	1,880.1
Total liabilities	4,134.3	4,104.2

OneBeacon's common shareholders' equity and noncontrolling interests
OneBeacon's common shareholders' equity:
Common shares and paid-in surplus	1,023.0	1,022.5
Retained earnings	85.7	75.0
Accumulated other comprehensive income, after tax	6.9	6.8
Total OneBeacon's common shareholders' equity	1,115.6	1,104.3

Total noncontrolling interests	3.3	3.1
Total OneBeacon's common shareholders' equity and noncontrolling interests	1,118.9	1,107.4
Total liabilities, OneBeacon's common shareholders' equity and noncontrolling interests	$5,253.2	$5,211.6

(1)	Assets and liabilities being sold as part of the runoff transaction are presented separately in the September 30, 2014 and December 31, 2013 consolidated balance sheets.

ONEBEACON INSURANCE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013 (1)	2014	2013 (1)
Revenues
Earned premiums	$305.4	$278.9	$872.8	$846.2
Net investment income	10.4	10.1	32.1	30.9
Net realized and change in unrealized investment gains	(16.0)	17.0	24.8	19.9
Net other revenues	1.3	5.5	3.3	30.1
Total revenues	301.1	311.5	933.0	927.1
Expenses
Loss and loss adjustment expenses	185.2	167.8	520.7	473.7
Policy acquisition expenses	54.6	53.6	150.9	160.9
Other underwriting expenses	51.2	46.8	152.3	150.7
General and administrative expenses	2.4	4.1	9.3	11.0
Interest expense	3.2	3.3	9.7	9.8
Total expenses	296.6	275.6	842.9	806.1
Pre-tax income from continuing operations	4.5	35.9	90.1	121.0
Income tax (expense) benefit	1.7	2.9	(10.1)	(15.9)
Net income from continuing operations	6.2	38.8	80.0	105.1
Net (loss) income from discontinued operations, net of tax (2)	(0.3)	0.3	(0.9)	0.3
Net loss from sale of discontinued operations, net of tax	(7.0)	—	(7.5)	—
Net income (loss) including noncontrolling interests	(1.1)	39.1	71.6	105.4
Less: Net income attributable to noncontrolling interests	—	—	(0.9)	(0.8)
Net income (loss) attributable to OneBeacon's common shareholders	(1.1)	39.1	70.7	104.6
Other comprehensive income, net of tax	—	0.2	0.1	0.5
Comprehensive income (loss) attributable to OneBeacon's common shareholders	$(1.1)	$39.3	$70.8	$105.1
Earnings per share attributable to OneBeacon's common shareholders—basic and diluted (3)
Net income from continuing operations per share	$0.06	$0.41	$0.83	$1.09
Net loss from discontinued operations, net of tax, per share	(0.07)	—	(0.09)	—
Net income (loss) attributable to OneBeacon's common shareholders per share	$(0.01)	$0.41	$0.74	$1.09

Weighted average number of common shares outstanding (3)	94.7	94.5	94.6	94.5

(1)	Certain amounts in the prior period financial statements have been reclassified to conform to the current presentation.

(2)	Results for the runoff business are reported as discontinued operations for all periods presented.

(3)	Earnings per share and related weighted average number of common shares outstanding include the impact of unvested restricted shares.

ONEBEACON INSURANCE GROUP, LTD.
SEGMENT STATEMENTS OF OPERATIONS
($ in millions)
(Unaudited)

Three Months Ended September 30, 2014
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$151.7	$153.7	$—	$305.4
Loss and loss adjustment expenses	(98.2)	(87.0)	—	(185.2)
Policy acquisition expenses	(26.6)	(28.0)	—	(54.6)
Other underwriting expenses	(23.2)	(28.0)	—	(51.2)
Underwriting income	3.7	10.7	—	14.4
Net investment income	—	—	10.4	10.4
Net realized and change in unrealized investment gains	—	—	(16.0)	(16.0)
Net other revenues	(0.3)	0.5	1.1	1.3
General and administrative expenses	—	(0.8)	(1.6)	(2.4)
Interest expense	—	—	(3.2)	(3.2)
Pre-tax income (loss)	$3.4	$10.4	$(9.3)	$4.5

Three Months Ended September 30, 2013
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$132.2	$146.7	$—	$278.9
Loss and loss adjustment expenses	(84.2)	(83.6)	—	(167.8)
Policy acquisition expenses	(27.4)	(26.2)	—	(53.6)
Other underwriting expenses	(21.2)	(25.6)	—	(46.8)
Underwriting income (loss)	(0.6)	11.3	—	10.7
Net investment income	—	—	10.1	10.1
Net realized and change in unrealized investment gains	—	—	17.0	17.0
Net other revenues	—	0.6	4.9	5.5
General and administrative expenses	—	(1.1)	(3.0)	(4.1)
Interest expense	—	—	(3.3)	(3.3)
Pre-tax income (loss)	$(0.6)	$10.8	$25.7	$35.9

(1)
Specialty Products includes the results of A.W.G. Dewar, OneBeacon Professional Insurance, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, OneBeacon Crop Insurance, and Collector Cars and Boats, which was sold on January 1, 2013.

(2)
Specialty Industries includes the results of OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group, which is no longer an active underwriting operating segment.

Nine Months Ended September 30, 2014
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$433.0	$439.8	$—	$872.8
Loss and loss adjustment expenses	(277.5)	(243.2)	—	(520.7)
Policy acquisition expenses	(71.4)	(79.5)	—	(150.9)
Other underwriting expenses	(68.1)	(84.2)	—	(152.3)
Underwriting income	16.0	32.9	—	48.9
Net investment income	—	—	32.1	32.1
Net realized and change in unrealized investment gains	—	—	24.8	24.8
Net other revenues	(0.1)	0.8	2.6	3.3
General and administrative expenses	0.1	(1.8)	(7.6)	(9.3)
Interest expense	—	—	(9.7)	(9.7)
Pre-tax income	$16.0	$31.9	$42.2	$90.1

Nine Months Ended September 30, 2013
	Specialty Products (1)	Specialty Industries (2)	Investing, Financing and Corporate	Total
Earned premiums	$426.9	$419.3	$—	$846.2
Loss and loss adjustment expenses	(240.6)	(233.1)	—	(473.7)
Policy acquisition expenses	(84.3)	(76.6)	—	(160.9)
Other underwriting expenses	(72.5)	(78.2)	—	(150.7)
Underwriting income	29.5	31.4	—	60.9
Net investment income	—	—	30.9	30.9
Net realized and change in unrealized investment gains	—	—	19.9	19.9
Net other revenues	0.3	0.9	28.9	30.1
General and administrative expenses	(0.1)	(2.3)	(8.6)	(11.0)
Interest expense	—	—	(9.8)	(9.8)
Pre-tax income	$29.7	$30.0	$61.3	$121.0

(1)
Specialty Products includes the results of A.W.G. Dewar, OneBeacon Professional Insurance, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, OneBeacon Crop Insurance, and Collector Cars and Boats, which was sold on January 1, 2013.

(2)
Specialty Industries includes the results of OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group, which is no longer an active underwriting operating segment.

ONEBEACON INSURANCE GROUP, LTD.
SUMMARY OF RATIOS AND PREMIUMS
($ in millions)
(Unaudited)

Three Months Ended September 30, 2014
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$188.3	$157.3	$345.6
Earned premiums	$151.7	$153.7	$305.4

Underwriting ratios
Loss and loss adjustment expense ratio	64.7%	56.7%	60.6%
Expense ratio	32.9%	36.4%	34.7%
Combined ratio	97.6%	93.1%	95.3%

Three Months Ended September 30, 2013
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$172.0	$142.1	$314.1
Earned premiums	$132.2	$146.7	$278.9

Underwriting ratios
Loss and loss adjustment expense ratio	63.7%	56.9%	60.1%
Expense ratio	36.7%	35.4%	36.0%
Combined ratio	100.4%	92.3%	96.1%

Nine Months Ended September 30, 2014
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$488.6	$464.0	$952.6
Earned premiums	$433.0	$439.8	$872.8

Underwriting ratios
Loss and loss adjustment expense ratio	64.1%	55.3%	59.7%
Expense ratio	32.2%	37.2%	34.7%
Combined ratio	96.3%	92.5%	94.4%

Nine Months Ended September 30, 2013
	Specialty Products	Specialty Industries	Consolidated Insurance (1)
Net written premiums	$393.3	$432.8	$826.1
Earned premiums	$426.9	$419.3	$846.2

Underwriting ratios
Loss and loss adjustment expense ratio	56.4%	55.6%	56.0%
Expense ratio	36.7%	36.9%	36.8%
Combined ratio	93.1%	92.5%	92.8%

(1)	Results for the runoff business are reported as discontinued operations for all periods presented.

ONEBEACON INSURANCE GROUP, LTD.
BOOK VALUE PER SHARE
(in millions, except per share amounts)
(Unaudited)

	September 30,	June 30,	December 31,	September 30,
	2014	2014	2013	2013
Numerator
OneBeacon's common shareholders' equity	$1,115.6	$1,136.0	$1,104.3	$1,062.1

Denominator
Common shares outstanding	95.3	95.3	95.4	95.4

Book value per share	$11.71	$11.92	$11.58	$11.13

Change in book value per share, including dividends, in the quarter	—%

Change in book value per share, including dividends, in the last twelve months on an IRR basis(1)	12.7%

(1)	IRR calculated based on beginning book value per share, dividends paid, and ending book value per share. Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share).

ONEBEACON INSURANCE GROUP, LTD.
COMPREHENSIVE INCOME (LOSS), NET INCOME (LOSS), AND OPERATING INCOME FROM CONTINUING OPERATIONS
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended September 30,
	2014	2013	2014	2013	2014
Comprehensive income (loss) attributable to OneBeacon's common shareholders	$(1.1)	$39.3	$70.8	$105.1	$132.3

Net income (loss) attributable to OneBeacon's common shareholders	$(1.1)	$39.1	$70.7	$104.6	$112.1

Weighted average number of common shares outstanding (1)	94.7	94.5	94.6	94.5	94.6

Net income (loss) attributable to OneBeacon's common shareholders per share	$(0.01)	$0.41	$0.74	$1.09	$1.17

Net income (loss) attributable to OneBeacon's common shareholders	$(1.1)	$39.1	$70.7	$104.6	$112.1
Less:
Net realized and change in unrealized investment gains	16.0	(17.0)	(24.8)	(19.9)	(54.3)
Tax effect on net realized and change in unrealized investment gains	(5.6)	6.0	8.7	7.0	19.0
Loss (income) from discontinued operations, net of tax	0.3	(0.3)	0.9	(0.3)	47.8
Loss (gain) from sale of discontinued operations, net of tax	7.0	—	7.5	—	(39.1)
Operating income (2)	$16.6	$27.8	$63.0	$91.4	$85.5

Weighted average number of common shares outstanding (1)	94.7	94.5	94.6	94.5	94.6

Operating income per share (2)	$0.17	$0.29	$0.67	$0.97	$0.90

(1)	Operating income per share and related weighted average number of common shares outstanding include the impact of unvested restricted shares.

(2)	Represent a non-GAAP financial measure. See discussion of Non-GAAP financial measures on page 11.

Discussion of Non-GAAP Financial Measures
This earnings release includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  OneBeacon believes these measures to be useful supplements to the comparable GAAP measures in evaluating OneBeacon's financial performance.

Operating income is a non-GAAP financial measure that excludes net realized and change in unrealized investment gains, loss (income) from discontinued operations, loss (gain) from sale of discontinued operations, and the related tax effects, from net income (loss) attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and change in unrealized investment gains which may be heavily influenced by investment market conditions and also removes the impact related to discontinued operations. Although key to the company's overall financial performance, OneBeacon believes that net realized and change in unrealized investment gains are largely independent of the underwriting decision-making process. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance on a comparative basis. The reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income is included on page 10.

Operating income per share is calculated by dividing operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that operating income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance on a comparative basis. Net income (loss) attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income is included on page 10. The calculation of operating income per share is also included on page 10.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This news release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this press release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict," “anticipate” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;

•	incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;

•	projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
•expansion and growth of our business and operations;
•future capital expenditures; and
•pending transactions.

These statements are based on certain assumptions and analyses made by us in light of OneBeacon’s experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail, that could cause actual results to differ materially from expectations, including:

•	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, or terrorist attacks;

•	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•	exposure to asbestos or environmental claims;

•	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;

•	competitive forces and the cyclicality of the property and casualty insurance industry;

•	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;

•	the continued availability of capital and financing;

•	the outcome of litigation and other legal or regulatory proceedings;

•	our ability to retain key personnel;

•	our ability to continue meeting our debt and related service obligations or to pay dividends;

•	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;

•	the ability of our technology resources to prevent data breach and the ability of our internal controls to ensure compliance with legal and regulatory policies;

•	our ability to successfully develop new specialty businesses;

•	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;

•	participation in guaranty funds and mandatory market mechanisms;

•	the impact of new theories of liability;

•	changes to current shareholder dividend practice and regulatory restrictions on dividends;

•	our status as a subsidiary of White Mountains, including potential conflicts of interest;

•	whether the sale of our runoff business closes; and

•
other factors, most of which are beyond our control, including the risks that are described from time to time in OneBeacon's filing with the Securities and Exchange Commission, including but not limited to OneBeacon's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed February 28, 2014.

 Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.